UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2020 (December 28, 2020)

Forest Investments, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 South Street, Suite 230, Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 375-3006

Great Elm Capital Group, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	GEC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously announced in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 21, 2020, on December 29, 2020 (the “Closing Date”), Forest Investments, Inc., a Delaware corporation (previously named Great Elm Capital Group, Inc. (the “Company”), effected a holding company reorganization (the “Holding Company Reorganization”) with its subsidiary, Great Elm Group, Inc., a Delaware corporation (“Holdings”), pursuant to which the Company became a wholly-owned subsidiary of Holdings and Holdings became the successor issuer to the Company.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced in the Company’s Current Report on Form 8-K filed with the Commission on December 21, 2020, on December 28, 2020, the Company notified NASDAQ of the Holding Company Reorganization and, following such notification, NASDAQ suspended trading of shares of the Company’s common stock (“Company Common Stock”) after the close of business on December 28, 2020.  Following the consummation of the Holding Company Reorganization, shares of Holdings’ common stock commenced trading on NASDAQ under the symbol “GEG” prior to the market opening on the Closing Date. In addition, following the consummation of the Holding Company Reorganization, (i) NASDAQ filed with the Commission an application on Form 25 to delist the Company Common Stock from NASDAQ and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) the Company will file a certificate on Form 15 requesting that each of the Company Common Stock and the Company’s units, par value $0.001 per share, be deregistered under the Exchange Act and that the Company’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of Holdings to the Exchange Act Section 12(b) registration and reporting obligations of the Company).

Item 3.02.	Unregistered Sales of Equity Securities.

As previously announced in the Company’s Current Report on Form 8-K filed with the Commission on December 21, 2020, on the Closing Date, the Company and Holdings consummated certain transactions with J.P. Morgan Broker-Dealer Holdings Inc., a Delaware corporation and affiliate of JPMorgan Chase & Co. (or its permitted transferee, the “Holder”), following the consummation of the Holding Company Reorganization, pursuant to which, among other things, the Company issued to the Holder 35,010 newly issued shares of 9.0% preferred stock (the “Company Preferred Stock”) with a maturity date of December 29, 2027 for $1,000.00 per share and $35,010,000 in the aggregate.  The Company Preferred Stock was issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D thereunder.

Company Preferred Stock

The powers, rights, designations and preferences of shares of Company Preferred Stock are set forth in a certificate of designation  (the “Certificate of Designation”) filed with the Secretary of State of the State of Delaware on the Closing Date.

Under the terms of the Certificate of Designation, among other things:

•
the 9.0% dividend rate will increase to 11.0% in the event certain non-compliance events are in effect, including, among other things, the Company’s failure to (i) pay dividends for two consecutive quarters, (ii) comply with certain provisions of the Certificate of Designation or the Stockholders Agreement (as defined below), or (iii) redeem the Company Preferred Stock when due;

•
for so long as shares of Company Preferred Stock are outstanding, the Company may not declare or pay dividends on any other class or series of capital stock, including the common stock held by Holdings, unless all aggregate accrued dividends on the Company Preferred Stock are declared and paid prior to, or simultaneously with, any such dividends;

•
except as required by law, Company Preferred Stock will not have any voting rights, except the approval of holders of a majority of the outstanding shares of Company Preferred Stock, voting as a separate class, is required for the Company to (i) amend its organizational documents in a manner that would be adverse and disproportionate to the rights, powers, preferences and privileges of the Company Preferred Stock relative to any other Company capital stock or (ii) authorize or issue capital stock that ranks pari passu or senior to the Company Preferred Stock;

•
holders of Company Preferred Stock will also be entitled to designate a director to the Company’s board of directors in connection with certain failures by the Company to comply with the terms of the Certificate of Designation;

•
share of Company Preferred Stock will have priority over other Company equity in connection with any liquidation or dissolution at a per share amount equal to the $1,000.00 plus then accrued and unpaid dividends (the “Preferred Liquidation Preference”); and

•
at its option, the Company may redeem shares of Company Preferred Stock at any time following December 29, 2023 or, under certain circumstances, prior to such time and the per share redemption price payable would be an amount equal to (i) 103% of the then applicable Preferred Liquidation Preference if redeemed on or after December 29, 2023 but prior to December 29, 2024, (ii) 102% of the then applicable Preferred Liquidation Preference if redeemed on or after December 29, 2024 but prior to December 29, 2025, (iii) 101% of the then applicable Preferred Liquidation Preference if redeemed on or after December 29, 2025 but prior to December 29, 2026, or (iv) the then applicable Preferred Liquidation Preference if redeemed on or after December 29, 2026.

In addition, the Company is required to redeem shares of Company Preferred Stock at the then applicable redemption price upon the earlier of (i) December 29, 2027 and (ii) the consummation of certain transactions that would result in an “ownership change” of the Company for purposes of Section 382 of the Internal Revenue Code of 1986, as amended, and as a result of such a transaction the net operating losses available for use by the Company or its subsidiaries would be below a threshold amount.

The foregoing descriptions of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is filed as Exhibit 4.1 and incorporated by reference herein.

Stockholders Agreement

In addition to the issuance of shares of Company Preferred Stock, on the Closing Date and following the Holding Company Reorganization, the Holder acquired from Holdings 20% of the outstanding shares of Company Common Stock, and the Company, Holdings and the Holder entered into a Stockholders Agreement on the Closing Date (the “Stockholders Agreement”).

Under the terms of the Stockholders Agreement, among other things:

•
for so long as a stockholder maintains beneficial ownership of 20% or more of the shares of Company Common Stock, such stockholder will have the right to nominate a certain number of directors to the Company’s board of directors that is proportionate to such stockholder’s ownership of Company Common Stock;

•
for so long as the Holder owns shares of Company Common Stock, the Company will be required to obtain the prior approval of the Holder before it takes certain actions, including (i) amending the Company’s organizational documents in a manner materially adverse to the Holder, (ii) entering into certain material transactions or amending certain agreements, in each case, with affiliates of the Company, (iii) issuing additional shares of Company capital stock, (iv) granting options to purchase shares of Company capital stock, or (v) effecting a Change of Control (as defined in the Stockholders Agreement) other than in connection with a Drag-along Sale (as defined in the Stockholders Agreement);

•
for so long as the Company owns equity securities of Great Elm Healthcare, LLC, a Delaware limited liability company and affiliate of the Company (“Healthcare LLC”), the Company will be required to obtain the prior approval of the Holder before the Company takes certain actions in its capacity as an equity holder of Healthcare LLC;

•
for so long as the Holder owns shares of Company Preferred Stock, the Company will be required to obtain the prior approval of the Holder before it takes certain actions, including (i) entering into certain material transactions or amending certain agreements, in each case, with affiliates of the Company, (ii) taking certain actions in its capacity as an equity holder of Healthcare LLC, and (iii) incurring certain additional indebtedness;

•	for so long as the Holder owns shares of Company Preferred Stock, the Holder will have certain board observer rights with respect to meetings of the Company’s board of directors; and

•
the stockholders of the Company will (i) be subject to certain restrictions on the transfer of Company capital stock and (ii) have certain customary preemptive rights, rights of first refusal, and tag-along and drag-along rights, in each case, with respect to Company capital stock.

The Stockholders Agreement may terminate upon the earliest of (i) an initial public offering, (ii) a merger or other business combination whereby Company capital stock becomes traded on a national listing exchange, (iii) the date on which none of the stockholders that are party to the Stockholders Agreement hold any capital stock of the Company, (iv) the dissolution of the Company or (v) unanimous agreement of the Company’s stockholders.

The foregoing description of certain terms and conditions of the Stockholders Agreement is qualified in its entirety by reference to the full text of the Stockholders Agreement which is included as Exhibit 4.2 and incorporated herein by reference.

Item 3.03.	Material Modification of Rights of Securityholders.

The information set forth in Items 3.01, 3.02 and 8.01 is hereby incorporated by reference into this Item 3.03.

As previously announced in the Company’s Current Report on Form 8-K filed with the Commission on January 29, 2018, on January 28, 2018, the Company entered into the Stockholders’ Rights Agreement (the “Company Stockholders’ Rights Agreement”) with Computershare Trust Company, N.A., a federally chartered trust company (“Computershare”), to set forth certain rights of the holders of Company Series A Junior Participating Cumulative Preferred Stock, par value $0.001 per share.  As previously announced in the Company’s Current Report on Form 8-K filed with the Commission on December 21, 2020, in connection with the Holding Company Reorganization, the parties to the Company Stockholders’ Rights Agreement entered into Amendment No. 1 to the Company Stockholders’ Rights Agreement (the “Amendment”), which terminated the Company Stockholders’ Rights Agreement upon the consummation of the Holding Company Reorganization.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.3 and which is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Holding Company Reorganization, the board of directors of the Company became comprised of Adam Kleinman, Peter Reed and Jason Reese.

Following consummation of the Holding Company Reorganization on the Closing Date, each of Adam Kleinman and Peter Reed (the “Resigning Directors”), respectively, notified the Company’s board of directors of his decision to resign from the board of directors of the Company effective as of immediately following the consummation of the Holding Company Reorganization. The Resigning Directors’ resignations are not due to any disagreement with the Company, its board of directors or its management.

Following the resignations of the Resigning Directors, Mr. Reese became the sole director of the Company, and in such capacity, such sole director (i) increased the size of the Company’s board of directors from three to five directors and (ii) designated four new directors – Matthew Drapkin, Jay Hugar, James Parmelee and Alan Dawes – to fill the vacancies on the Company’s board of directors, in each case, pursuant to the terms of the Company’s organizational documents and the Stockholders Agreement (collectively, the “Director Designees”).  Each of the Director Designees and Mr. Reese will be eligible for re-election in accordance with the terms of the Company’s organizational documents and the Stockholders Agreement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.02 under the subheading “Company Preferred Stock” is hereby incorporated by reference into this Item 5.03.

On the Closing Date, the certificate of incorporation of the Company (the “Company Charter”) was amended and restated pursuant to the Holding Company Reorganization to, among other things, (i) add a provision, which is required by Section 251(g) of the Delaware General Corporation Law, that provides that any act or transaction by or involving the Company, other than the election or removal of directors, that requires for its adoption under the Delaware General Corporation Law or the Company Charter the approval of the stockholders of the Company shall require the approval of the stockholders of Holdings by the same vote as is required by the Delaware General Corporation Law and/or the Company Charter and (ii) change the name of the Company to “Forest Investments, Inc.”

The foregoing description of the amendments to the Company Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the Eleventh Amended and Restated Company Charter, which is filed as Exhibit 3.1, and incorporated by reference herein.

Item 8.01.	Other Events.

Upon consummation of the Holding Company Reorganization, each of the Company’s Senior Convertible PIK Notes due 2030 (the “Company Notes”), which were convertible into Company Common Stock, were automatically converted into an equivalent corresponding note of Holdings (collectively, the “Holdings Notes”), the form of which are substantially similar to the Company Notes. All references to the issuer in such new notes will mean Holdings and the Holdings Notes will be convertible into shares of common stock of Holdings.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Eleventh Amended and Restated Certificate of Incorporation of the Company

4.1	Certificate of Designation of Series A Preferred Stock of the Company

4.2	Stockholders Agreement of the Company, dated December 29, 2020, among the Company, Holdings and the Holder

4.3	Amendment No. 1 to the Stockholders’ Rights Agreement between the Company and Computershare Trust Company, N.A.

101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

104	The cover page from this current Report on Form 8-K, formatted as inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST INVESTMENTS, INC.

Date: December 29, 2020	/s/ Brent J. Pearson
By: Brent J. Pearson
Title: Chief Financial Officer